UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21070

Runkel Funds, Inc.
(Exact name of registrant as specified in charter)

903 Chevy Street Belmont, CA 94002
(Address of principal executive offices) (Zip code)

Freddie Jacobs, Jr.

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204
___________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	06/30

Date of reporting period:	06/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2005

RunkelValueFund

Fund Advisor:

Runkel Advisors, LLC

903 Chevy Street

Belmont, California 94002

Toll Free: (800) 419-5159

Runkel Value Fund

Annual Report

TABLE OF CONTENTS

Management’s Discussion and Analysis	3

Fund Holdings	6

About Your Fund’s Expenses	7

Schedule of Investments	8

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	18

Directors and Officers Chart	19

Other Information	20

Management’s Discussion and Analysis

Dear Fellow Shareholders,

The Fund rose 3.47% during the twelve months ending June 30, 2005. Looking forward, we remain confident that the Fund’s performance will improve as the intrinsic values of the companies owned by the Fund are more fully recognized in the market.

Period Review

The U.S. economy performed remarkably well during the twelve-month period ending June 30, 2005, considering that it faced twin headwinds in the form of the Fed tightening interest rates and higher oil prices. The Fed began its current tightening cycle in May of 2004 and raised short-term rates a total of nine times from 1.00% to 3.25% during the period. In addition, oil prices rose from approximately $35 per barrel to $56 per barrel during the period, which increased raw material costs for manufacturers and gasoline pump prices for consumers. Partially offsetting these headwinds were long-term interest rates, which actually declined during the period by approximately 0.50%. The historically low levels of long-term interest rates helped sustain record levels of housing activity. Manufacturing activity and job growth were uneven during the year but both continued to expand and accelerated towards the end of the period. Corporate earnings also expanded at a healthy clip as a result of higher demand for goods and services, increased pricing power and tight cost controls. In addition, higher income levels and an improving jobs market helped drive consumer spending and retail sales during the period. However, concerns regarding rising oil prices, higher interest rates and the threat of global terrorism prevented any major appreciation in equity prices. Most of major market indices generated only modest single-digit gains during the period.

Portfolio Changes

During the Fund’s fiscal year, we sold several stocks that had either appreciated beyond fair value or experienced a deterioration of their fundamentals. These included Merck & Co, Inc., MBIA Inc., Exxon Mobil Corp., and Ford Motor Co. In their place we added a few new names to the portfolio including Coca Cola Co., Citigroup Inc., Gannett Inc., Morgan Stanley, First Data Corp., and J.P. Morgan Chase & Co. As a result of these changes, we believe that we have significantly upgraded the quality and lowered the risk associated with the businesses in the Fund’s portfolio. The Fund is invested in strong companies that are not only well positioned to grow intrinsic values over time but are selling at discounts to our appraisal of their underlying values. The combination of expanding intrinsic values and relatively flat stock prices over the last twelve months has increased our expectations for the future performance of the portfolio.

At the end of the period, the Fund held 22 stock positions representing 16 different industries. The Fund’s portfolio turnover for its latest fiscal year was 26.52%, which equates to an average holding period of just under four years. Despite the increasingly short-term nature of the investing world, we remain dedicated to long-term investing.

Outlook

The pace of economic activity appears to be accelerating as we enter the third quarter of 2005. Job growth is picking up, consumer spending is expanding, and housing activity remains very strong despite higher short-term rates. Business equipment spending is also expanding nicely and manufacturing activity is improving. Corporate earnings also appear on track for another year of double-digit gains.

Stronger economic growth makes it likely that the Fed will continue to raise short-term interest rates for a while longer. Historically, Fed tightening has led to higher long-term rates and tighter lending standards and ultimately, to slower economic growth. However, so far, long-term rates have actually declined and lending standards, particularly for housing loans, appear to have loosened over the last year. Therefore, the Fed will likely not stop tightening until they sense a slowdown in business activity or a tightening in lending standards. Other risks to the economy and the stock market include higher oil prices and the continued threat of global terrorism. Overall, we believe the economy and corporate earnings will continue to expand but at a more modest pace going forward. In this environment, dramatic gains in equity prices are unlikely until some of the current risks are reduced.

Investment Strategy

Regardless of the economic outlook, our investment strategy will not change. We will continue to invest the Fund in a limited number of companies that we believe are high-quality and low-risk, at value prices, and we will hold them for a long period of time. We will also limit expenses and put our own money on the line so our interests are aligned with those of shareholders. We believe that investing in a concentrated portfolio of undervalued securities offers the best chance of producing superior performance results over time.

Thank you for your support of the Runkel Value Fund. We welcome your comments and look forward to serving you in the future.

Thomas J. Runkel, CFA

President, Runkel Funds, Inc.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by visiting www.runkelvaluefund.com or by calling (800) 419-5159. Please read it carefully before investing.

The opinions expressed are those of Runkel Funds, Inc. and are current only through June 30, 2005. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The Fund is distributed by Unified Financial Securities, Inc., Member NASD.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by visiting www.runkelvaluefund.com or by calling (800) 419-5159.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

	Runkel	S&P

6/30/2002	10,000.00	10,000.00
9/30/2002	8,546.67	8,454.12
12/31/2002	9,006.71	9,166.53
3/31/2003	8,753.00	8,877.85
6/30/2003	10,301.96	10,243.75
9/30/2003	10,468.88	10,514.87
12/31/2003	11,709.23	11,793.30
3/31/2004	11,689.14	11,992.89
6/30/2004	11,876.60	12,199.07
9/30/2004	11,695.84	11,970.32
12/31/2004	12,898.82	13,070.84
3/31/2005	12,336.52	12,790.14
6/30/2005	12,289.10	12,965.17

The chart above assumes an initial investment of $10,000 made on July 1, 2002 (commencement of Fund operations) and held through June 30, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Performance data current to the most recent month end may be obtained by visiting www.runkelvaluefund.com or by calling (800) 419-5159.

FUND HOLDINGS – (Unaudited)

U.S. Common Stocks – 87.67%

Short-Term Investments – 12.19%

Other Assets less Liabilities – 0.14%

1As a percent of net assets.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs are also available by calling the Fund at (800) 419-5159. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) redemption fees on short-term redemptions, and (ii) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (January 1, 2005) and held for the entire period (through June 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Runkel Value Fund	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1, 2005 – June 30, 2005
Actual	$1,000.00	$952.70	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.05

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

                                                                                                                                  7

Runkel Value Fund
Schedule of Investments
June 30, 2005

Common Stocks - 87.63%	**Shares**	**Value**
Beverages - 4.15%		
Coca Cola Co.	1,900	$ 79,325
Cable & Other Pay Television Services - 9.63%		
Comcast Corp. Class A (a)	1,035	31,775
Comcast Corp. (a)	2,000	59,900
Liberty Media Corp. - Class A (a)	9,074	92,464
		184,139
Electronic & Other Electrical Equipment - 4.71%		
General Electric Co.	2,600	90,090
Federal & Federally - Sponsored Credit Agencies - 1.02%		
Federal Home Loan Mortgage (Freddie Mac)	300	19,569
Finance Services - 11.40%		
American Express Co.	2,275	121,098
First Data Corp.	1,500	60,210
Morgan Stanley	700	36,729
		218,037
Fire, Marine & Casualty Insurance - 5.82%		
SAFECO Corp.	2,050	111,397
Food & Kindred Products - 4.02%		
Kraft Foods, Inc.	2,415	76,821
National Commercial Banks - 4.47%		
Citigroup, Inc.	1,850	85,525
Newspapers: Publishing or Publishing & Printing - 3.72%		
Gannett Company, Inc.	1,000	71,130
Refuse Systems - 3.48%		
Waste Management, Inc.	2,350	66,599
Retail - Eating Places - 3.34%		
McDonald's Corp.	2,300	63,825
Retail - Lumber & Other Building Materials Dealers - 4.88%		
Home Depot, Inc.	2,400	93,360
Retail - Variety Stores - 5.16%		
Costco Wholesale Corp.	2,200	98,604

See accompanying notes which are an integral part of the financial statements.

                                                                                                                                           8

See accompanying notes which are an integral part of the financial statements.

                                                                                                                                    9

See accompanying notes which are an integral part of the financial statements.

                                                                                                                                     10

See accompanying notes which are an integral part of the financial statements.

                                                                                                                                        11

See accompanying notes which are an integral part of the financial statements.

                                                                                                                                               12

See accompanying notes which are an integral part of the financial statements.

                                                                                                                                13

Runkel Value Fund

Notes to the Financial Statements

June 30, 2005

NOTE 1. ORGANIZATION

Runkel Value Fund (the “Fund”) is the initial series of Runkel Funds, Inc. (the “Corporation”). The Corporation is an open-end, management investment company that was organized as a Maryland corporation on March 20, 2002. The Fund currently offers one class of shares to investors. The Fund commenced operations on July 1, 2002. The Fund is a non-diversified series and its investment objective is to achieve long-term capital appreciation. The Corporation may offer new series and new classes of series at any time. The Fund’s principal office is 903 Chevy Street, Belmont, California 94002. The Fund’s investment advisor is Runkel Advisors, LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Securities Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of

Directors of the Trust (the “Board”). For example, if trading in a stock is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the good faith pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

During the year ended June 30, 2005, the Fund utilized capital loss carryforwards of $5,432.

                                                                                                                                14

Runkel Value Fund

Notes to the Financial Statements

June 30, 2005 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Security Transactions and Related Income- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor has been a registered investment advisor since April 2002. Thomas J. Runkel, sole owner of Runkel Advisors, LLC is the portfolio manager of the Fund. Mr. Runkel also serves as Chairman, President, Secretary, Treasurer and Chief Compliance Officer of the Corporation.

Under the Investment Advisory Agreement between the Corporation and the Advisor dated July 1, 2002, (the “Advisory Agreement”), the Advisor is responsible for providing a continuous investment program for the Fund, subject to the supervision of the Board of Directors. The Advisor determines the securities to be purchased, retained or sold by the Fund. The Advisor is also responsible for placing orders for the purchase and sale of the Fund’s investments directly with the issuers or with brokers or dealers selected by the Advisor. As compensation for its services under the Advisory Agreement, the Advisor receives a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund up to and including $500 million and 0.80% thereafter. The Advisor has contractually agreed to reimburse expenses of the Fund and/or waive fees in order to ensure that total Fund operating expenses (not including brokerage commissions, 12b-1 fees, if any, taxes, interest and extraordinary expenses) on an annual basis do not exceed 1.00% for the fiscal year ending June 30, 2005. For the year ended June 30, 2005, the Advisor waived management fees of $19,225 and reimbursed Fund expenses of $95,480. Any fee returned or waived or payments made by the Advisor shall be reimbursed by the Fund in subsequent fiscal years to the extent operating expenses are less than the percentage limitation set forth; provided however, that no such reimbursement shall be made in any fiscal year which is more than three full fiscal years after the period in which the fee was returned or waived or such payment was made, and all reimbursements will be credited on a first-in, first-out basis. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $296,595 at June 30, 2005, which expire as follows:

Runkel Value Fund

Notes to the Financial Statements

June 30, 2005 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Year	Amount
2006	$ 99,515
2007	101,600
2008	95,480

The Fund paid no fees to officers and directors for the year ended June 30, 2005. Independent directors are entitled to reimbursement for the expenses of attending board meetings.

The Board of Directors has adopted a Distribution Plan on behalf of the Fund, in accordance with Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Plan authorizes the Fund to pay to the Advisor, as distribution coordinator, a distribution fee and/or shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders.  The Fund or the Advisor may pay all or a portion of this fee to any registered securities dealer, financial institution or any other person who provides assistance in distributing or promoting the sale of shares, or who provides certain shareholder services.  The Plan provides that no fees will be paid from the Fund’s inception through the fiscal year ended June 30, 2005.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of June 30, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

The cost basis of investment in securities for tax purposes was $1,591,859.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Runkel Value Fund

Notes to the Financial Statements

June 30, 2005 – continued

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2005, Richard A. Runkel held 39.72% of the outstanding Fund shares.

NOTE 7. DISTRIBUTION TO SHAREHOLDERS

On December 29, 2004, an ordinary income distribution of $0.1807 per share and a long-term capital gain distribution of $0.0463 per share were paid to shareholders of record on December 28, 2004.

The tax character of distributions paid during the fiscal years ended June 30, 2004 and 2005 is as follows:

As of June 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 6,440
Undistributed long-term capital gain/(accumulated losses)	56,129
Unrealized appreciation	316,791
$ 379,360

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Runkel Funds, Inc.

Belmont, California

We have audited the accompanying statement of assets and liabilities of Runkel Value Fund, a series of shares of Runkel Funds, Inc., including the schedule of investments, as of June 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Runkel Value Fund as of June 30, 2005, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 20, 2005

DIRECTORS AND OFFICERS

(Unaudited)

The Board of Directors supervises the business activities of the Fund. The names of the Directors and executive officer of the Fund are shown below.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors and Officers: Thomas J. Runkel Born: 10/14/58 903 Chevy Street, Belmont, CA 94002	Chairman, President, Secretary, Treasurer and Chief Compliance Officer	Indefinite term; Since Fund’s inception	Chairman, President, Secretary, Treasurer and Chief Compliance Officer Runkel Funds, Inc., March 2002-Present; Manager, Runkel Advisors, LLC, March 2002-Present; Portfolio Trader and Manager, Franklin Templeton Funds, Oct. 1983-January 2002.	1	None
Independent Directors: Laird Foshay Born: 04/03/59 903 Chevy Street Belmont, CA 94002	Director	Indefinite term; Since Fund’s inception	Owner of Adelaida Ranch (diversified agricultural enterprise) May 1999 – Present. Founder of INVESTools, Inc. from 1994 to May, 1999; director of Telescan Inc. June, 1999 to August, 2000; President of M&T Publishing from 1982 to 1992.	1	None
Penelope S. Alexander Born: 09/28/60 903 Chevy Street Belmont, CA 94002	Director	Indefinite term; Since October 27, 2004	Senior Vice President, Human Resources-US, Franklin Templeton Companies, LLC (corporate services), 2002-present; Vice President, Franklin Resources, Inc. (financial services holding company), 2002-present; Senior Vice President, Franklin Templeton Investor Services, LLC, 1987-1992.	1	Chairman, National Investment Company Service Association, 1998 - present

The Audit Committee is a standing committee of the Fund and consists of the Independent Directors. They meet at least annually to review the Fund’s financial statements. On an annual basis, the Audit Committee meets with the Fund’s independent accountants to discuss their audit results and management’s cooperation with the auditors.

The Code of Ethics Review Committee is a standing committee of the Fund and consists of the Independent Directors. This Committee will meet to review any Reportable Transactions, as defined under the Fund’s Code of Ethics, and to determine any appropriate sanctions.

The Valuation Committee is a standing committee of the Fund that will meet only in the event that the Fund’s Valuation Procedures require the Board to determine the fair market value of a security for which a price is not readily available. Any one director shall constitute a quorum of the Committee.

For the fiscal year ended June 30, 2005, the Directors did not receive any compensation from the Fund.

The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request by calling (800) 419-5159.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is continued in the Fund’s SAI. Form N-PX contains information regarding how the Fund voted proxies during the twelve month period ended June 30, 2005, is available without charge upon request by (1) calling the Fund at (800) 419-5159 and (2) in Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

APPROVAL OF ADVISORY CONTRACT

At an in-person meeting held on April 27, 2005, the Board of Directors, including the Independent Directors, approved the continuance of the Investment Advisory Agreement between Runkel Advisors, LLC and Runkel Funds, Inc. on behalf of Runkel Value Fund. The Directors reviewed the Advisor’s financial statements and Form ADV, which included a description of the nature and extent of the Advisor’s services, personnel information, information about its policies and practices regarding trade allocation, the fact that the Advisor does not use soft dollars, and a summary of its Code of Ethics. The Directors also reviewed expense and performance reports prepared by Unified that compared the Fund’s performance record, investment advisory fee and total fund expenses to those of other investment companies with similar investment objectives, management styles and assets under management. In approving the Agreement, the Directors primarily considered: (1) the Advisor contractually agreed to continue waiving its advisory fees and/or reimburse expenses in order to maintain Fund expenses at their current level even though the Advisor has not realized a profit with respect to the Agreement since the Fund’s inception; (2) there were no proposed changes to the Investment Advisory Agreement; (3) there are no soft dollar arrangements; (4) the Fund’s total expense ratio (after reimbursement) is substantially lower than the average expense ratio of its peers; and (5) the Fund’s positive investment results since its inception.

DIRECTORS AND PRINCIPAL OFFICERS

Thomas J. Runkel, Chairman, President, Secretary and Treasurer

Laird Foshay, Director

Penelope Alexander, Director

INVESTMENT ADVISOR

Runkel Advisors, LLC

903 Chevy Street

Belmont, California 94002

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, Ohio 43125

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	FY 2005	$ 10,000
	FY 2004	$ 9,000

(b)	Audit-Related Fees
Registrant
	FY 2005	N/A
	FY 2004	N/A
	Nature of the fees:	N/A

(c)	Tax Fees
Registrant
	FY 2005	$ 2,200
	FY 2004	$ 2,000

Nature of the fees:  Professional services rendered by the independent public accounting firm for tax compliance, tax advice, tax planning and preparation of the 1120-RIC tax return.

(d)	All Other Fees
Registrant
	FY 2005	N/A
	FY 2004	N/A
	Nature of the fees:	N/A

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee will: (a) pre-approve all audit and non-audit services provided to the Fund by the independent auditors, or (b) establish policies and procedures for the pre-approval of audit and non-audit services provided that the policies and procedures are detailed as to the particular service, the Committee is informed of each service, and such policies and procedures do not include delegation of the Committee's responsibilities to management.

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2005	N/A
FY 2004	N/A

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Purchases of Equity Securities by Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 9. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE – registrant did not submit matters to a vote of security holders during the period

Item 10. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of August 16, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)    Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Runkel Funds, Inc.

By	/s/ Thomas J. Runkel

Thomas J. Runkel, President

Date	8/23/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas J. Runkel

Thomas J. Runkel, President and Treasurer

Date	8/23/05